                        1838 BOND-DEBENTURE TRADING FUND

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                   ----------

                                  JUNE 13, 2006

                                                                Armonk, New York
                                                                    May 11, 2006

TO THE SHAREHOLDERS OF 1838 BOND-DEBENTURE TRADING FUND:

     The Annual Meeting of Shareholders of 1838 Bond-Debenture Trading Fund (the "Fund") will be held on June 13, 2006 at 10:00 a.m. Eastern Time, at the offices of Pepper Hamilton LLP, 400 Berwyn Park, 899 Cassatt Road, Berwyn, Pennsylvania, for the following purposes:

     1.   The election of four Directors;

     2. To approve the removal of a fundamental investment policy with respect to investment in the electrical utility industry;

     3. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Delaware corporation to a Delaware statutory trust to be named "Rivus Bond Fund";

     4. To ratify the appointment of Tait, Weller & Baker, the existing independent accountants of the Fund, as the auditors of the Fund; and

     5. To transact such other business as may properly come before the meeting and any adjournments thereof.

     The subjects referred to above are discussed in detail in the Proxy Statement attached to this notice. Each shareholder is invited to attend the Annual Meeting of Shareholders in person. Shareholders of record at the close of business on April 14, 2006 have the right to vote at the meeting. If you cannot be present at the meeting, we urge you to fill in, sign, and promptly return the enclosed proxy in order that the meeting can be held without additional expense and a maximum number of shares may be voted. For your convenience, you may also vote your shares electronically through the Internet or by telephone. Instructions for both options are included on the enclosed proxy card.

                              LEONARD I. CHUBINSKY
                                    Secretary

                             YOUR VOTE IS IMPORTANT
             NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE.

PLEASE INDICATE YOUR VOTING INSTRUCTIONS EITHER ELECTRONICALLY, BY TELEPHONE OR DIRECTLY ON THE ENCLOSED PROXY CARD. DATE AND SIGN THE CARD AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN VOTING ELECTRONICALLY, TELEPHONING OR MAILING YOUR PROXY PROMPTLY. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                        1838 BOND-DEBENTURE TRADING FUND

                                 113 King Street
                                Armonk, NY 10508

                                 PROXY STATEMENT

           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 13, 2006

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of 1838 Bond-Debenture Trading Fund (the "Fund") for use at the Annual Meeting of Shareholders of the Fund to be held on Tuesday, June 13, 2006 at 10:00 a.m. (Eastern Time), at the offices of Pepper Hamilton LLP, 400 Berwyn Park, 899 Cassatt Road, Berwyn, Pennsylvania, and at any adjournments thereof (the "Annual Meeting"). A Notice of Annual Meeting of Shareholders and proxy card accompany this Proxy Statement, all of which are expected to be distributed to shareholders on or about May 11, 2006.

     In addition to the solicitation of proxies by mail, proxies also may be solicited by telephone, telegraph and personal interview. The Fund has also requested brokers, dealers, banks or voting trustees, or their nominees, to forward proxy material to the beneficial owners of the Fund's Common Stock. The enclosed proxy is revocable by you at any time prior to the exercise thereof by submitting a written notice of revocation or subsequently executed proxy to the Secretary of the Annual Meeting. Voting electronically, telephoning or signing and mailing the proxy will not affect your right to give a later proxy or to attend the meeting and vote your shares in person. The cost of soliciting proxies will be paid by the Fund.

     THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL VOTE THE NUMBER OF SHARES REPRESENTED THEREBY AS DIRECTED OR, IN THE ABSENCE OF SUCH DIRECTION, FOR ALL OF THE NOMINATED DIRECTORS, FOR THE PROPOSAL TO REMOVE THE FUNDAMENTAL INVESTMENT POLICY WITH RESPECT TO INVESTMENT IN THE ELECTRICAL UTILITY INDUSTRY, FOR THE APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION THAT PROVIDES FOR THE REORGANIZATION OF THE FUND FROM A DELAWARE CORPORATION TO A DELAWARE STATUTORY TRUST TO BE NAMED "RIVUS BOND FUND", FOR THE RATIFICATION OF TAIT, WELLER & BAKER AS THE AUDITORS OF THE FUND AND THE TRANSACTION OF SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

     On April 14, 2006, the date for determination of shareholders entitled to receive notice of and to vote at the Annual Meeting, or any adjournment thereof, there were issued and outstanding 4,907,678 shares of Common Stock of the Fund, each entitled to one vote, constituting all of the Fund's then outstanding securities.

     THE FUND'S MOST RECENT ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED MARCH 31, 2006, HAS BEEN MAILED TO SHAREHOLDERS AND IS AVAILABLE UPON REQUEST WITHOUT CHARGE BY WRITING TO THE FUND AT THE ADDRESS SET FORTH ABOVE OR BY CALLING THE FUND AT 1-800-331-1710.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     Four Directors are to be elected at the Annual Meeting to constitute the entire Board, and to hold office until the next annual meeting or until their successors shall have been elected and shall have qualified. If shareholders approve Proposal 3 to reorganize the Fund into a Delaware statutory trust these Directors shall be considered the elected Trustees of the Fund after the completion of the reorganization and serve on identical committees of the Fund after the reorganization.

     Except as otherwise directed on the proxy card, it is the intention of the persons named on the proxy card to vote at the Annual Meeting for the election of the nominees named below, each of whom has consented to being named in this proxy statement and to serve if elected. If any of the nominees is unavailable to serve for any reason, the persons named as proxies will vote for such other nominee or nominees nominated by those Directors who are not "interested persons" of the Fund ("Independent Directors"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund currently knows of no reason why any of the nominees listed below would be unable or unwilling to serve if elected. All of the nominees are currently Directors of the Fund whose term expires on the date of the Annual Meeting or when their successors are elected and qualify.

     Certain information regarding each of the nominees as well as the current Directors and executive officers of the Fund is set forth below.

                                                                            NUMBER OF
                                                                         PORTFOLIOS IN
                                                                             FUND
                       POSITION   YEAR FIRST                                COMPLEX              OTHER
NAME, ADDRESS         HELD WITH     BECAME       PRINCIPAL OCCUPATION     OVERSEEN BY        DIRECTORSHIPS
AND AGE                  FUND      DIRECTOR        FOR PAST 5 YEARS         DIRECTOR        HELD BY DIRECTOR
-------------------   ---------   ----------   -----------------------   -------------   ---------------------
NOMINEE FOR DIRECTOR -- "INTERESTED PERSONS"

W. Thacher Brown(1)    Director      1988      Former President of             2**       Director, Airgas,
113 King Street                                MBIA Asset Management                     Inc.
Armonk, NY 10504                               LLC from July 1998 to                     (Wholesale-Industrial
Born: December 1947                            September 2004; and                       Machinery &
                                               Former President of                       Equipment); and
                                               1838 Investment                           Director,
                                               Advisors, LLC from July                   Harleysville
                                               1988 to May 2004.                         Mutual Insurance
                                                                                         Company, and
                                                                                         Harleysville Group
                                                                                         (insurance)

NOMINEES FOR DIRECTOR - "INDEPENDENT PERSONS"

John Gilray Christy   Director       1983      Chairman, Chestnut              1         Director, The
113 King Street                                Capital Corporation                       Philadelphia
Armonk, NY 10504                               (venture capital firm)                    Contributionship
Born: August 1932                              from June 1988 to                         (insurance
                                               present.                                  company) and
                                                                                         Former Director,
                                                                                         Echo Bay Mines,
                                                                                         Ltd. (gold mining).

----------
* Mr. Brown is an "interested person" (as defined in the 1940 Act) of the Fund because he was an officer of the Fund's investment adviser.

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                               FUND
                        POSITION   YEAR FIRST                                COMPLEX             OTHER
NAME, ADDRESS          HELD WITH     BECAME       PRINCIPAL OCCUPATION     OVERSEEN BY       DIRECTORSHIPS
AND AGE                  FUND       DIRECTOR         FOR PAST 5 YEARS         DIRECTOR      HELD BY DIRECTOR
--------------------   ---------   ----------   -----------------------   -------------   ------------------
Morris Lloyd, Jr.       Director      1989      Retired; former                 1         Director and
113 King Street                                 Development Officer,                      Treasurer, Hall
Armonk, NY 10504                                Trinity College from                      Mercer Hospital
Born: September 1937                            April 1996 to June 2002.                  Foundation;
                                                                                          Director and
                                                                                          Treasurer, First
                                                                                          Hospital
                                                                                          Foundation.

J. Lawrence Shane       Director      1974      Retired; former Vice            1         Member and former
113 King Street                                 Chairman and CFO of                       Chairman of the
Armonk, NY 10504                                Scott Paper Company                       Board of Managers
Born: January 1935                              until 1992.                               of Swarthmore
                                                                                          College.

CURRENT DIRECTORS AND OFFICERS

NAME, ADDRESS          POSITION HELD                                                                    PRINCIPAL OCCUPATION
AND AGE                  WITH FUND                         POSITION SINCE                                 FOR PAST 5 YEARS
--------------------   -------------   ------------------------------------------------------   ------------------------------------
W. Thacher Brown                       See "Nominee for Director - Interested Persons" above

John Gilray Christy                    See "Nominee for Director - Independent Persons" above

Morris Lloyd, Jr.                      See "Nominee for Director - Independent Persons" above

J. Lawrence Shane                      See "Nominee for Director - Independent Persons" above

Clifford D. Corso        President                              2005                            President and Chief Investment
MBIA CMC                                                                                        Officer, MBIA Capital Management
113 King Street                                                                                 Corp.; Managing Director and Chief
Armonk, NY 10504                                                                                Investment Officer, MBIA Insurance
Born: October 1961                                                                              Corporation

Marc D. Morris           Treasurer                              2005                            Director of MBIA Capital Management
MBIA CMC                                                                                        Corp.; Director and officer of other
113 King Street                                                                                 affiliated entities within the MBIA
Armonk, NY 10504                                                                                Asset Management Group.

Leonard I. Chubinsky     Secretary                              2005                            Deputy General Counsel of MBIA
MBIA CMC                                                                                        Insurance Corporation; officer of
113 King Street                                                                                 other affiliated entities within the
Armonk, NY 10504                                                                                MBIA Asset Management Group.
Born: December 1948

NAME, ADDRESS       POSITION HELD                                   PRINCIPAL OCCUPATION
AND AGE               WITH FUND     POSITION SINCE                    FOR PAST 5 YEARS
----------------    -------------   --------------   -------------------------------------------------
Richard J. Walz       Chief              2005        Managing Director of several affiliated entities
MBIA CMC              Compliance                     within the MBIA Asset Management Group.
113 King Street       Officer
Armonk, NY 10504
Born: April 1959

     The Board of the Fund held seven meetings during the Fund's fiscal year ended March 31, 2006. Each Independent Director attended all meetings of the Board and each committee of which he was a member. Mr. Brown, an interested director of the Fund, attended all meetings.

AUDIT COMMITTEE

     The Board has formed an Audit Committee. The Board has adopted a written charter (the "Audit Committee Charter") for the Audit Committee. The Audit Committee of the Board currently consists of Messrs. Christy, Lloyd and Shane, none of whom is an "interested person" of the Fund. Each member of the Audit Committee also is an "independent" member, as that term is defined by the New York Stock Exchange's listing standards.

     The Audit Committee reviews the scope of the audit by the Fund's independent accountants, confers with the independent accountants with respect to the audit and the internal accounting controls of the Fund and with respect to such other matters as may be important to an evaluation of the audit and the financial statements of the Fund. The Audit Committee also selects and retains the independent accountants for the Fund. The Audit Committee Charter is available upon request without charge by writing to the Fund at the address set forth on the front cover or by calling the Fund at 1-800-331-1710.

AUDIT COMMITTEE REPORT

     During the fiscal year ended March 31, 2006, the Audit Committee met once and has reviewed and discussed the Fund's audited financial statements with Fund management. Further, the Audit Committee has discussed with Tait, Weller & Baker ("Tait Weller"), the Fund's independent accountants, the matters required to be discussed by SAS 61 (regarding audit standards). The Audit Committee has received the written disclosures and a letter from Tait Weller required by Independence Standards Board Standard No. 1 (regarding auditor independence), and has discussed with Tait Weller the independence of Tait Weller. Based upon the foregoing, the Audit Committee recommended to the full Board that the audited financial statements of the Fund be included in the Fund's annual report to shareholders for filing with the U.S. Securities and Exchange Commission for the fiscal year ended March 31, 2006.

                               John Gilray Christy
                                Morris Lloyd, Jr.
                                J. Lawrence Shane

NOMINATING COMMITTEE

     The Board formed a Nominating Committee and adopted a written charter for the Nominating Committee. The Nominating Committee of the Board currently consists of Messrs. Christy, Lloyd and Shane, none of whom is an "interested person" of the Fund. Each member of the Nominating Committee also is an "independent" director, as that term is defined by the New York Stock Exchange's listing standards. The Nominating Committee held one meeting during the last fiscal year.

     The Nominating Committee recommends nominees for Directors and officers for consideration by the full Board of the Fund. The Nominating Committee also periodically reviews the appropriateness of the compensation paid to the Independent Directors and recommends any changes in director compensation to the full Board. The Fund does not currently have a written policy with regard to stockholder recommendations. The absence of such a policy does not mean, however, that a shareholder recommendation would not have been considered had one been received. In evaluating director nominees, the Nominating Committee considers the following factors: (i) the appropriate size and composition of the Board; (ii) whether the person is an "interested person" of the Fund as defined in Section 2(a)(19) of the 1940 Act;
(iii) the needs of the Fund with respect to the particular talents and experience of its Directors; (iv) the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board; (v) experience with accounting rules and practices; and (vi) all applicable laws, rules, regulations, and listing standards. The Nominating Committee's goal is to assemble a Board that brings to the Fund a variety of perspectives and skills derived from high quality business and professional experience.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

     Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Fund at 113 King Street, Armonk, NY 10504.

DIRECTOR COMPENSATION

     For the fiscal year ended March 31, 2006, the Fund paid compensation to Directors in the amount of $2,500 per quarter in addition to $1,000 for each meeting of the Board and $1,000 for each committee meeting, if held separately, attended by him, plus reimbursement for expenses. Such fees totaled $70,500 for the fiscal year ended March 31, 2006.

     The aggregate compensation paid by the Fund to each of its Directors serving during the fiscal year ended March 31, 2006 is set forth in the compensation table below. None of the Directors serves on the Board of any other registered investment company to which the Fund's investment adviser or an affiliated person of the Fund's investment adviser provides investment advisory services.

                                                   PENSION OR
                                                   RETIREMENT        ESTIMATED
                                  AGGREGATE     BENEFITS ACCRUED       ANNUAL
NAME OF PERSON AND               COMPENSATION    AS PART OF FUND   BENEFITS UPON
POSITION WITH FUND              FROM THE FUND       EXPENSES         RETIREMENT
-----------------------------   -------------   ----------------   -------------
W. Thacher Brown, Director*        $17,000             $0                $0
John Gilray Christy, Director      $17,500             $0                $0
Morris Lloyd, Jr., Director        $17,500             $0                $0
J. Lawrence Shane, Director        $18,500             $0                $0

----------
*    "Interested person" of the Fund as defined by Section 2(a)(19) of the 1940
     Act.

OWNERSHIP OF FUND SECURITIES*

NAME                                         DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
------------------------------------------   ---------------------------------------------
INTERESTED DIRECTOR AND EXECUTIVE OFFICERS
   W. Thacher Brown                                         $50,000-$100,000
   Clifford D. Corso                                              NONE
   Marc D. Morris                                                 NONE
   Leonard I Chubinsky                                            NONE
   Richard J. Walz                                                NONE

INDEPENDENT DIRECTORS
   John Gilray Christy**                                    $50,000-$100,000
   Morris Lloyd, Jr.                                        $10,000-$ 50,000
   J. Lawrence Shane**                                      $10,000-$ 50,000

----------
*    As of March 31, 2006.

**   Owned both individually and jointly with his wife.

     None of the Independent Directors, and no immediate family member of any Independent Director, owns securities of the Fund's investment adviser, or any control person of the Fund's investment adviser. As of March 31, 2006, Directors and nominees for director and executive officers (7 persons) beneficially owned an aggregate of less than 1% of the Fund's outstanding shares.

WHAT IS THE REQUIRED VOTE?

     A majority of the Fund's outstanding shares entitled to vote shall constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is present, a plurality of all votes cast at the meeting is sufficient for the election of Directors, which means that the candidates receiving the highest number of votes shall be elected. Abstentions and broker non-votes will not be counted for or against any proposal to which they relate, but will be counted for purposes of determining whether a quorum is present.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND'S SHAREHOLDERS
          VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

    PROPOSAL 2: APPROVAL OF PROPOSAL TO REMOVE FUNDAMENTAL INVESTMENT POLICY

     At a meeting of the Board held on March 14, 2006, the Board, including those members who are not "interested persons", considered and unanimously approved, subject to approval by the shareholders, a proposal to remove the Fund's fundamental investment policy with respect to investment in the "electrical utility industry". The policy provides that "[t]he Fund will not concentrate less than 10% or more than 50% of the market value of its total assets in the securities of issuers in the electric utility industry, or invest more than 25% of the market value of its total assets in the securities of issuers in any other industry." Such policy is a fundamental policy and as such cannot be changed without approval by the holders of a majority of the Fund's outstanding voting securities.

     In approving the proposal, the Board considered the recommendation of the Fund's investment adviser to remove the electrical utility industry investment requirement due to significant changes in the bond market since the creation of the Fund in 1971. The requirement initially was established to provide to the Fund predictable and stable earnings; however, the electrical utility industry's increased sensitivity to factors such as competition, interest rates, local and national government de-regulation, the price and availability of fuel, environmental protection or energy conservation regulations, weather, the level of demand for securities, and the risks associated with constructing and operating power facilities, have resulted in such fundamental policy being inconsistent with the Fund's original purpose (i.e. predictable and stable earnings). The Fund's investment adviser believes other permitted investments will better achieve the aim of predictable and stable earnings for the Fund.

     If approved by shareholders, the policy removal will permit the Fund to invest assets, otherwise mandated to be invested in the electrical utility industry, in other permitted investments for the Fund. The change will not affect any other fundamental investment policy of the Fund. If the proposal is not approved by the Fund's shareholders, the Fund's current fundamental investment policy will remain and the investment adviser may recommend other proposals.

WHAT IS THE REQUIRED VOTE?

     A majority of the Fund's outstanding shares entitled to vote shall constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is present, the affirmative vote of a "majority of the outstanding voting securities" of the Fund is sufficient for the approval of this proposal. The term "majority of the outstanding voting securities," as defined in the 1940 Act and as used with respect to this proposal, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at a meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund. Abstentions and broker non-votes will not be counted for or against any proposal to which they relate, but will be counted for purposes of determining whether a quorum is present.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT THE
                   FUND'S SHAREHOLDERS VOTE "FOR" PROPOSAL 2.

          PROPOSAL 3: APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

     The Board has approved a plan to reorganize the Fund from a Delaware corporation to a Delaware statutory trust to be named "Rivus Bond Fund." The purpose of the reorganization is to take advantage of Delaware's more favorable tax treatment of statutory trusts as well as the increased flexibility in the business structure of Delaware statutory trusts.

INTRODUCTION

     The Fund currently is organized as a Delaware corporation. The Board has approved an Agreement and Plan of Reorganization (the "Plan"), which provides for the reorganization of the Fund (pre-reorganization, also referred to as the "Corporate Fund") into a Delaware statutory trust (post-reorganization, also referred to as the "Trust", and together with the Corporate Fund, the "Fund") under the Delaware Statutory Trust Act. A form of the Plan relating to the proposed reorganization is attached hereto as Exhibit A. If this Proposal 3 is not approved by the Fund's shareholders, the Fund will continue to operate as a Delaware corporation.

     The investment objective, policies and restrictions of the Trust following the reorganization will be identical to those of its predecessor Corporate Fund. The Board, including the persons elected under Proposal 1, and the officers of the existing Corporate Fund would be the same as those of the Trust, and would operate in essentially the same manner as they previously operated. For all practical purposes a shareholder's investment in the Fund would not change. Each of the Fund's existing service providers, investment adviser, administrator and independent auditors will continue to serve in the roles described herein under agreements which are substantially identical to their respective existing agreements. The Trust's Agreement and Declaration of Trust will differ from the Corporate Fund's organizational documents in certain respects that are expected to allow improvement in the Trust's operations.

WHAT IS THE PROPOSAL?

     The Board has approved a plan to reorganize the existing Corporate Fund as a Delaware statutory trust. The purpose of the reorganization is to reduce the amount of state taxes that the Fund will pay annually and to modernize the Fund's governing documents. To proceed with the reorganization plan, the Fund needs shareholder approval. The next few sections of this proxy statement discuss important details of the reorganization plan, including the following:

     o    Why we want to reorganize the Corporate Fund.

     o    How the reorganization will affect the Fund and the shareholders.

     o How a Delaware statutory trust compares to the Fund's current legal structure.

     o    How many shareholder votes are needed to approve the reorganization.

WHY DO WE WANT TO REORGANIZE THE CORPORATE FUND?

     THE FUND WILL PAY LESS TAXES AS A DELAWARE STATUTORY TRUST

     The Fund currently pays corporate franchise taxes to the State of Delaware. This tax applies to the Fund because it is organized as a corporation. If the Fund were instead organized in the form of a statutory trust (as many investment companies are), the Fund would not have to pay the corporate franchise tax. Under current law, Delaware statutory trusts do not owe an annual fee for franchise tax or other purposes.

     During the current fiscal year, the Fund paid approximately $30,000 in Delaware corporate franchise taxes. If the Fund was organized as a Delaware statutory trust during the past fiscal year, the Fund would not have had to pay such corporate franchise taxes. Therefore, the Fund will expect to save in excess of $30,000 annually by reorganizing as a Delaware statutory trust. These anticipated savings are based on the authorized capital of the Fund during its last fiscal year. Of course, the one-time costs of reorganizing the Fund as a Delaware statutory trust will offset the Fund's tax savings initially.

     DELAWARE STATUTORY TRUST LAW IS FAVORABLE TO INVESTMENT COMPANIES

     Delaware's statutory trust law contains provisions that are well suited to investment companies. As a Delaware statutory trust, the Fund will enjoy a higher level of flexibility in governance. For example, from time to time, in between scheduled meetings of the Board, the directors are asked to approve certain matters affecting the Fund. Currently, all directors must sign a consent approving such matters. As a Delaware statutory trust, the trustees would be permitted to act between regular meetings by a consent signed by at least 75% of the trustees. This will permit the Board of Trustees to act in a more timely manner if a trustee is unavailable to approve such action. This change would also permit the Board of Trustees to take action in between meetings if fewer than 25% of the trustees disapprove of the proposed action.

     MODERNIZATION OF SHAREHOLDER RIGHTS

     Reorganization of the existing Corporate Fund as a Delaware statutory trust will provide an opportunity for the directors of the Fund to modernize the governing documents of the Fund pertaining to rights of shareholders. The Fund's existing Restated Certificate of Incorporation (the "Charter") currently requires the vote of holders of 80% of the outstanding shares to approve a number of extraordinary matters. The governing documents for the Delaware statutory trust would lower those voting requirements for several of these matters to a majority of the outstanding shares if the action has been approved by two-thirds of the trustees (including two-thirds of the independent trustees) ("Required Trustee Approval"). As a result, if an extraordinary matter receives the Required Trustee Approval, it may be easier to obtain shareholders approval of the matter because a lower vote would be required to pass the proposal (see "How Will the Trust Compare to the Fund's Current Legal Structure? -- Voting Rights of Shareholders" below).

HOW DOES THE REORGANIZATION AFFECT THE FUND AND THE SHAREHOLDERS?

     NO AFFECT ON THE FUND'S OPERATIONS

     The reorganization of the Fund as a Delaware statutory trust will be largely on paper. There will be no change to the investment objectives, policies or strategies of the Fund.

     THE FUND'S INVESTMENT OBJECTIVE, POLICIES, INVESTMENT ADVISER AND FISCAL YEAR WILL STAY THE SAME

     The reorganization will not change the Fund's investment objective, policies, investment adviser or fiscal year.

     THE REORGANIZATION WILL NOT CHANGE THE SHARES YOU OWN OR THE FUND'S SHARE PRICE

     On the day of the reorganization, the Trust's share price will be the same as that of the Corporate Fund, and you will own the same number of shares. Any declared but undistributed dividends or capital gains for the Corporate Fund will carry over in the reorganization.

     THE FUND'S EXISTING DIRECTORS WILL TECHNICALLY BE ELECTED

     Federal securities laws require that at least one-half of the Fund's directors be elected by shareholders. Rather than call another shareholder meeting to vote on trustees after the reorganization, we will treat shareholder approval of the Agreement and Plan of Reorganization as the election by the shareholders of the Fund's current Board members to the same effective positions with the Trust (as Trustees on a Board of Trustees rather than Directors on a Board of Directors) and for the period of time that corresponds to their current terms of office with the Corporate Fund. This approach will avoid the considerable expense of printing, mailing, and tabulating more proxies after the reorganization. (Please refer to Proposal 1 of this proxy statement for detailed information concerning your directors.)

     THE FUND'S ADVISORY AGREEMENT WILL BE APPROVED

     We will treat shareholder approval of the Agreement and Plan of Reorganization as approval of the Fund's current advisory agreement. In other words, if Proposal 3 is approved by shareholders, the Trust will enter into an investment advisory agreement with MBIA-CMC, which will be substantially identical to the existing advisory agreement.

     THE REORGANIZATION IS CONDITIONED ON TAX-FREE TREATMENT AT THE FEDERAL
LEVEL

     We fully expect that the reorganization will have no federal income tax consequences for you or the Fund. We will not proceed with the reorganization until this point is confirmed by an opinion of our counsel, Pepper Hamilton LLP, to the effect that the reorganization will constitute a tax-free reorganization under section 368 of the Internal Revenue Code of 1986, as amended. Such opinion, however, is not binding on the Internal Revenue Service. If for any reason the reorganization does not qualify as a tax-free reorganization, the shareholders and the Fund would recognize gain or loss in connection with the transaction. Following the reorganization, from a tax standpoint, the adjusted basis of the shares in the Trust will be the same as the adjusted basis of the existing shares. We do not expect shareholders to incur any personal state or local taxes as a result of the reorganization, but you should consult your own tax adviser to be sure.

HOW WILL THE TRUST COMPARE TO THE FUND'S CURRENT LEGAL STRUCTURE?

     Federal securities laws have much to say about the way that investment companies operate, but they do not cover every aspect of an investment company's existence. State law and the Fund's governing documents fill in most of the gaps. The following discussion compares the Delaware state corporate law and documents currently governing the Fund with the Delaware statutory trust law and documents that will apply if the existing Corporation Structure Fund reorganizes as a Delaware statutory trust. This discussion is not a comprehensive review of all technical distinctions between the different legal structures. You or your attorney would need to review the laws and Fund documents firsthand for that sort of analysis. We simply want you to know how a Delaware statutory trust compares in certain key areas to a Delaware corporation, the Fund's present legal structure.

     FLEXIBILITY IN GOVERNING DOCUMENTS

     The Delaware statutory trust organizational form offers greater flexibility than the Delaware corporate form. A Delaware corporation, such as the Corporate Fund, is governed by the requirements imposed by Delaware corporate law and by the terms of its Charter. A Delaware statutory trust is subject to fewer mandatory statutory requirements. The Trust will be governed primarily by the terms of its Declaration of Trust (the "Declaration"). In particular, the Trust will have greater flexibility to conduct business without the necessity of engaging in expensive proxy solicitations to shareholders. For example, under Delaware corporate law, amendments to the Fund's Charter would typically require shareholder approval. Under Delaware statutory trust law, amendments to the Declaration may be made without first obtaining shareholder approval. In addition, unlike Delaware corporate law, which restricts the delegation of certain of the Board's functions, Delaware statutory trust law permits the board of trustees of a Delaware statutory trust greater flexibility in delegating its responsibilities. Finally, Delaware statutory trust law permits the trustees to adapt a Delaware statutory trust to future contingencies. For example, the trustees may under certain circumstances, without a shareholder vote, change a Delaware statutory trust's domicile or organizational form. In contrast, under Delaware corporate law, the Board is required to obtain shareholder approval prior to changing domicile or organizational form.

     SHAREHOLDER LIABILITY

     Shareholders will generally have no personal liability for the Fund's obligations whether the Fund is structured as a Delaware statutory trust or a Delaware corporation.

     Stockholders of a Delaware corporation generally do not have personal liability for the corporation's obligations, except that: (1) a stockholder of a dissolved corporation, the assets of which were distributed pursuant to Delaware law, may be liable for claims against the corporation for such stockholder's pro rata share of such claim, or the amount distributed to such shareholder, whichever is less; or (2) a stockholder may have personal liability for the corporation's obligations where such liability is necessary to prevent fraud.

     The Delaware Statutory Trust Act provides that shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is, however, a remote possibility that, under certain circumstances, shareholders of a Delaware statutory trust might be held personally liable for the trust's obligations to the extent the courts of another state that does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust's Declaration provides that shareholders of the Trust shall not be subject to any personal liability for acts or obligations of the Trust and that every written agreement, obligation or other undertaking made or issued by the Trust shall contain a provision to the effect that shareholders are not personally liable thereunder. In addition, the Declaration provides for indemnification out of the trust property for any shareholder held personally liable solely by reason of his or her being or having been a shareholder. Therefore, the risk of any shareholder incurring financial loss beyond his or her investment due to shareholder liability is limited to circumstances in which the Trust itself is unable to meet its obligations and the express disclaimer of shareholder liabilities is determined not to be effective. Given the nature of the assets and operations of the Fund, the possibility of the Trust being unable to meet its obligations is considered remote, and even if claims were brought against the Trust and a court determined that shareholders were personally liable, it would likely not impose a material obligation on a shareholder.

     TRUSTEE LIABILITY AND INDEMNIFICATION

     With a Delaware corporation, directors cannot be held liable for their activities in that role so long as they perform their duties in good faith, prudently, and in the company's best interests. The same is generally true for the trustees of a Delaware statutory trust, if so provided in the governing documents. Both the Delaware General Corporate Law and the Delaware Statutory Trust Act permit an entity to indemnify its directors/trustees from claims and expenses arising out of their service to the entity--unless, that is, a director/trustee has acted improperly in a particular matter.

     Delaware corporate law permits a corporation to eliminate liability of its directors and officers to the corporation or its stockholders, except for liability arising from receipt of an improper benefit or profit and from active and deliberate dishonesty. The Corporate Fund's Charter eliminates director and officer liability to, effectively, the fullest extent permitted under Delaware law. Under Delaware corporate law, indemnification of a corporation's directors and officers is mandatory if a director or officer has been successful on the merits or otherwise in the defense of certain proceedings. Delaware corporate law permits indemnification for other matters if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation.

     Delaware statutory trust law provides that trustees of a statutory trust shall not be liable to the statutory trust or its shareholders for acting in good faith reliance on the provisions of its governing instrument and that the trustee's liabilities may be expanded or restricted by such instrument. Under the Declaration, the trustees and officers of the Trust are not liable for any act or omission or any conduct whatsoever in their capacity as trustees, except for liability to the Fund or shareholders due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. Delaware law allows a statutory trust to indemnify and hold harmless any trustee or other person against any and all claims and demands. The Declaration and bylaws provide for the indemnification of the Fund's trustees and officers to the fullest extent permitted by law, except that no trustee or officer shall be indemnified for any expenses, judgments, fines, amounts paid in settlement, or other liability or loss arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

     VOTING RIGHTS OF SHAREHOLDERS

     Shareholders of a Delaware corporation such as the Corporate Fund are entitled to vote on, among other things, those matters which effect fundamental changes in the corporate structure (such as a merger, consolidation or sale of substantially all of the assets of the corporation) as provided by Delaware law.

     The Corporate Fund's Charter requires the vote of eighty percent of the outstanding shares of the Fund to approve a: (i) merger or consolidation with any company, other than a corporation ninety percent or more of which is owned by the Fund; (ii) transfer of all or substantially all of the assets of the Fund (other than in the regular course of its investment activities); (iii) liquidation or dissolution of the Fund; (vi) amendment to the Article Twelve of the Charter; or amendment to the Charter to require the Fund to redeem or repurchase its shares at the option of the Fund's stockholders, unless certain conditions are met.

     The Trust's Declaration specifies the situations in which shareholders have voting rights. Under the Declaration, shareholders have the right to vote only
(i) for removal of Trustees as provided in the Declaration; (ii) with respect to such additional matters as may be required by the applicable provisions of the 1940 Act; and (iii) on such other matters as the Trustees may consider necessary or desirable.

     The Board believes that the voting rights given to shareholders in the Declaration and the Trust's bylaws are fair and reasonable, taking into account the changes in voting rights discussed above.

     SHAREHOLDER ACTION BY CONSENT

     Under Delaware corporate law, and the bylaws of the Corporate Fund, shareholders of the Corporate Fund may take any action without a meeting, provided that: (i) a unanimous written consent is signed by each shareholder entitled to vote; and (ii) the consent is filed with the Corporate Fund's minutes. Approval of investment advisory or management contracts may be amended (as to matters affecting substance), assigned, transferred, sold or in any manner hypothecated or pledged with the affirmative vote or written consent of at least the holders of a majority of the outstanding Common Stock of the Corporate Fund present in person or by proxy at a meeting (67% of the Corporate Fund's Common Stock present at a meeting if the holders of more than 50% of the outstanding Common Stock are present in person or by proxy, or (2) more than 50% of the outstanding Common Stock of the Corporate Fund).

     Under Delaware statutory trust law and the Trust's bylaws, shareholders of the Fund may take any action required to be taken at a meeting of shareholders without a meeting, notice or vote, if a consent in writing is signed by holders of outstanding shares having not less than the minimum number of votes necessary to authorize the action. This change would permit the Trust's shareholders to take action without a shareholder meeting and without the approval of all shareholders.

     APPRAISAL RIGHTS

     Under Delaware corporate law, shareholders of the Corporate Fund are not entitled to appraisal rights in a transaction involving the transfer of the Corporate Fund's assets and are, therefore, bound by the terms of the transaction because the Corporate Fund's stock is listed on a national securities exchange.

     The Delaware statutory trust law provides that shareholders do not have rights of appraisal or dissenters' rights unless a trust's declaration of trust confers such rights. The Trust's Declaration does not confer such rights on shareholders.

WHAT IS THE REQUIRED VOTE?

     A majority of the Fund's outstanding shares entitled to vote shall constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is present, a plurality of all votes cast at the meeting is sufficient for the approval of this proposal. Abstentions and broker non-votes will not be counted for or against any proposal to which they relate, but will be counted for purposes of determining whether a quorum is present.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT THE
                   FUND'S SHAREHOLDERS VOTE "FOR" PROPOSAL 3.

                 PROPOSAL 4: RATIFICATION OF THE APPOINTMENT OF
                  TAIT, WELLER & BAKER AS INDEPENDENT AUDITORS

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

     The Board seeks your ratification of the Audit Committee's appointment of Tait Weller & Baker as the Fund's independent auditors for the 2007 fiscal year. The Board believes that the shareholders should have the opportunity to vote on this matter. If the appointment is not ratified, the Audit Committee will meet to select new independent auditors. We do not expect that a representative from Tait Weller will be present at the Annual Meeting. However, should a Tait Weller representative choose to attend, he or she will have an opportunity to make a statement and to respond to appropriate questions.

     Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, has been selected to serve as the Fund's independent accountants for the Fund's fiscal year ending March 31, 2007. Tait Weller acted as the Fund's independent accountants for the fiscal year ended March 31, 2006. The Fund knows of no direct financial or material indirect financial interest of Tait Weller in the Fund. A representative of Tait Weller will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

     Set forth in the table below are audit fees and non-audit related fees billed to the Fund by Tait Weller for professional services received during and for the Fund's fiscal years ended March 31, 2005 and 2006, respectively.

FISCAL YEAR ENDED                AUDIT-RELATED
    MARCH 31,       AUDIT FEES        FEES       TAX FEES   ALL OTHER FEES
-----------------   ----------   -------------   --------   --------------
       2005           $15,500         $0          $2,000          $0
       2006           $15,500         $0          $2,500          $0

     The Fund's Audit Committee charter requires that the Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees for such services and terms thereof) to be performed for the Fund by its independent public accountants in one of two methods. Under the first method, the engagement to render the services would be entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided (i) the policies and procedures are detailed as to the services to be performed, (ii) the Audit Committee is informed of each service, and (iii) such policies and procedures do not include delegation of the Audit Committee's responsibilities under the Securities Exchange Act of 1934, as amended (the "Exchange Act") to the Fund's management. Under the second method, the engagement to render the services would be presented to and pre-approved by the Audit Committee (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit). The Chairman of the Audit Committee has the authority to grant pre-approvals of audit and permissible non-audit services by the independent public accountants, provided that all pre-approvals by the Chairman must be presented to the full Audit Committee at its next scheduled meeting. The Fund will provide for appropriate funding as determined by the Audit Committee, for payment of compensation to the independent public accountants and to any consultants, experts or advisors engaged by the Committee. All of the audit, audit-related and tax services described above for which Tait Weller billed the Fund fees for the fiscal years ended March 31, 2005 and March 31, 2006 were pre-approved by the Audit Committee. For the Fund's fiscal year ended March 31, 2006.

WHAT IS THE REQUIRED VOTE?

     A majority of the Fund's outstanding shares entitled to vote shall constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is present, a plurality of all votes cast at the meeting is sufficient for the approval of this proposal. Abstentions and broker non-votes will not be counted for or against any proposal to which they relate, but will be counted for purposes of determining whether a quorum is present.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT THE
                   FUND'S SHAREHOLDERS VOTE "FOR" PROPOSAL 4.

                             ADDITIONAL INFORMATION

INVESTMENT ADVISER AND ADMINISTRATOR

     MBIA-CMC, 113 King Street, Armonk, NY 10504, serves as the Fund's investment adviser. PFPC Inc. provides certain administrative services to the Fund.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of April 14, there were no persons known by the Fund to own beneficially more than 5% of the outstanding voting shares of the Fund. As of the same date, each Director's individual shareholdings of the Fund constituted less than 1% of the outstanding shares of the Fund, and as a group, the Directors and officers of the Fund owned less than 1% of the shares of the Fund.

SHAREHOLDER PROPOSALS

     Proposals intended to be presented by shareholders for consideration at the 2007 Annual Meeting of Shareholders must be received by the Secretary of the Fund at the Fund's principal office no later than January 12, 2007 in order to be considered for inclusion in the proxy statement for that meeting. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with these requirements. Shareholders who wish to make a proposal at the Fund's 2007 Annual Meeting of Shareholders, other than one that will be included in the Fund's proxy materials, must notify the Fund no later than March 1, 2007. If a shareholder who wishes to present a proposal fails to notify the Fund by this date, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder's proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the applicable proxy rules.

OPEN MATTERS

     The management does not know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement. If any other business should come before the meeting, the proxies will vote thereon in accordance with their best judgment.

                                     By Order of the Directors,


                                     Leonard I. Chubinsky
                                     Secretary, 1838 Bond-Debenture Trading Fund

DATED: May 11, 2006

IF YOU CANNOT ATTEND THE ANNUAL MEETING, IT IS REQUESTED THAT YOU VOTE ELECTRONICALLY, BY TELEPHONE OR THAT YOU COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED SO THAT THE MEETING MAY BE HELD AND ACTION TAKEN ON THE MATTERS DESCRIBED HEREIN WITH THE GREATEST POSSIBLE NUMBER OF SHARES PARTICIPATING.

                                    EXHIBIT A

                        1838 BOND-DEBENTURE TRADING FUND

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     This AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement"), dated as of ___________, 2006, is entered into by and between 1838 Bond-Debenture Trading Fund, a Delaware corporation (the "Company"), and Rivus Bond Fund, a Delaware statutory trust (the "Trust").

BACKGROUND

     WHEREAS, the Company is organized as a management investment company and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company's shares of common stock currently trade on the New York Stock Exchange ("NYSE");

     WHEREAS, The Company desires to change its form of organization by reorganizing and merging with and into the Trust (the "Reorganization"). In anticipation of the Reorganization, the Board of Trustees of the Trust has established the Trust and has designated one class of shares of beneficial interest in the Trust (the "Trust Shares"); and

     WHEREAS, the Reorganization is subject to, and shall be effected in accordance with, the terms of this Agreement. This Agreement is intended to be and is adopted by the Company, and by the Trust, as a Plan of Reorganization within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended;

     NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1. DEFINITIONS. Any capitalized terms used herein and not otherwise defined shall have the meanings set forth in the preamble or background to this Agreement. In addition, the following terms shall have the following meanings:

     1.1. "Assets" shall mean all assets including, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on the Company's books, and other property owned by the Company immediately prior to the Effective Time.

     1.2. "Closing" shall mean the consummation of the transactions described in Sections 2.1 and 2.2 of this Agreement, together with the related acts necessary to consummate the Reorganization, to occur on the date set forth in Section 3.1.

     1.3. "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.4. "Company Shares" shall mean the Common Stock, par value $1.00 per share of the Company outstanding immediately prior to the Reorganization.

     1.5. "Effective Time" shall have the meaning set forth in Section 3.1.

     1.6. "Liabilities" shall mean all liabilities of the Company including, without limitation, all debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable immediately prior to the Effective Time, and whether or not specifically referred to herein.

     1.7. "Registration Statement" shall have the meaning set forth in Section 5.5.

     1.8. "RIC" shall mean a "regulated investment company" (as defined under Subchapter M of the Code).

     1.9. "SEC" shall mean the United States Securities and Exchange Commission.

     1.10. "Shareholder(s)" shall mean the Company's shareholder(s) of record, determined as of immediately prior to the Effective Time.

     1.11. "Shareholders Meeting" shall have the meaning set forth in Section
5.1.

     1.12. "Transition Share" shall have the meaning set forth in Section 5.2.

     1.13. "Trust Shares" shall mean those shares of beneficial interest in the Trust issued in accordance with this Agreement.

     1.14. "1940 Act" shall mean the Investment Company Act of 1940, as amended.

2.   AGREEMENT OF REORGANIZATION.

     2.1. The Reorganization. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 3.1), the Company shall be merged with and into the Trust, whereupon the separate existence of the Company shall cease. The Trust shall be the surviving entity (sometimes hereinafter referred to as the "Surviving Entity") in the Reorganization and shall be governed by the Delaware Statutory Trust Act (the "DSTA") and other applicable laws of the State of Delaware. The Reorganization shall have the effects specified in the General Corporation Law of the State of Delaware, as amended and in the DSTA and the Trust shall succeed, without other transfer, to all of the Assets of the Company, and shall assume and be subject to all of the Liabilities of the Company.

Such transaction shall take place at the Closing.

     2.2. Effect of Reorganization on Capital Stock. At the Effective Time, as a result of the Reorganization and without any action on the part of the Company, the Trust, the Shareholders or the holder of the Transition Share:

          2.2.1. Each full and/or fractional Company Share, issued and outstanding immediately prior to the Effective Time shall be converted (without the surrender of stock certificates or any other action) into one full and/or fractional paid and non-assessable Trust Share, no par value, of the Trust, and all Company Shares shall, simultaneously with such conversion, cease to exist.

          2.2.2. The Transition Share shall be cancelled and shall cease to exist.

     2.3. Certificates. At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented Company Shares shall be deemed for all purposes to evidence ownership of and to represent Trust Shares, into which the Company Shares represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Trust or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Trust or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the Trust Shares evidenced by such outstanding certificate, as above provided.

     2.4. The Certificate of Trust. The certificate of trust of the Trust in effect at the Effective Time shall be the certificate of trust of the Surviving Entity, until amended in accordance with the provisions provided therein or applicable law.

     2.5. The Agreement and Declaration of Trust. The agreement and declaration of trust of the Trust in effect at the Effective Time shall be the agreement and declaration of trust of the Surviving Entity, until amended in accordance with the provisions provided therein or applicable law.

     2.6. The By-Laws. The by-laws of the Trust in effect at the Effective Time shall be the bylaws of the Surviving Entity, until amended in accordance with the provisions provided therein or applicable law.

     2.7. Provided that the conditions set forth in Section 6 have been fulfilled or waived in accordance with this Agreement and that this Agreement has not been terminated or abandoned pursuant to Section 10, on the date of the Closing of the Reorganization, the Trust shall cause a Certificate of Conversion from a Corporation to a Statutory Trust pursuant to Section 3820 of the DSTA to be executed and filed with the Secretary of State of Delaware (the "Delaware Certificate of Conversion") at the Effective Time. The filing of the Delaware Certificate of Conversion as aforesaid shall not be required if the Reorganization shall not have been consummated.

     2.8. Any reporting responsibility of the Company to a public authority is and shall remain its responsibility up to and including the Effective Time.

3.   CLOSING.

     3.1. The Closing shall occur at the principal office of the Company on ____, 2006, or on such other date and at such other place upon which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Company's and the Trust's close of business on the date of the Closing or at such other time as the parties may agree (the "Effective Time").

     3.2. The Company and the Trust shall deliver to the other at the Closing a certificate executed in its name by the Chairman, its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4.   REPRESENTATIONS AND WARRANTIES.

     4.1. The Company represents and warrants as follows:

          4.1.1. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware;

          4.1.2. The Company is duly registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect;

          4.1.3. The Company is a RIC; the Company qualified for treatment as a RIC for each taxable year since it commenced operations that has ended (or will end) before the Closing and will continue to meet all the requirements for such qualification for its current taxable year (and the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing); the Company has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it; and the Company has made all distributions for each calendar year that has ended (or will end) before the Closing that are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed for any such calendar year;

          4.1.4. The Liabilities were incurred by the Company in the ordinary course of their business and are associated with the Assets;

          4.1.5. The Company is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;

          4.1.6. As of the Effective Time, the Company will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Company Shares;

          4.1.7. The Board of Directors of the Company has declared the advisability of the Reorganization and has approved this Agreement and the Reorganization hereby contemplated, and at the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by the Shareholders; and

          4.1.8. The fair market value of the Assets of the Company succeeded to by the Trust will equal or exceed the sum of the Liabilities assumed by the Trust plus the amount of Liabilities, if any, to which such Assets are subject.

     4.2. The Trust represents and warrants as follows:

          4.2.1. The Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State of Delaware;

          4.2.2. The Trust is organized as a closed-end management investment company under the 1940 Act;

          4.2.3. The Trust has not commenced operations nor will it commence operations until after the Closing;

          4.2.4. Prior to the Effective Time, there will be no issued and outstanding Trust Shares or any other securities issued by the Trust, except as provided in Section 5.2;

          4.2.5. The Trust Shares to be issued, at the Effective Time, have been duly authorized and, when issued as provided herein, will be duly and validly issued and outstanding shares of the Trust, fully paid and nonassessable;

          4.2.6. The Trust will be a "fund" as defined in Section 851(g)(2) of the Code and will meet all the requirements for a "fund" to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

          4.2.7. The Trust has no plan or intention to issue additional Trust Shares following the Reorganization except for shares issued in the ordinary course of its business as a closed-end investment company; nor does the Trust have any plan or intention to redeem or otherwise reacquire any Trust Shares issued pursuant to the Reorganization, other than in the ordinary course of such business;

          4.2.8. The Trust has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its qualification as a RIC, although in the ordinary course of its business the Trust will continuously review its investment portfolio (as the Company did before the Reorganization) to determine whether to retain or dispose of particular stocks or securities, including those included in the Assets; and

          4.2.9. There is no plan or intention for the Trust to be dissolved or merged into another corporation or statutory trust (or "fund" thereof (within the meaning of Section 851(g)(2) of the Code)) following the Reorganization.

     4.3. Each of the Company and the Trust represents and warrants as follows:

          4.3.1. The fair market value of the Trust Shares received by each Shareholder will be equal to the fair market value of the Company Shares of the Company surrendered in exchange therefor;

          4.3.2. Immediately following consummation of the Reorganization, the Shareholders will own all the Trust Shares and will own such shares solely by reason of their ownership of the Company Shares immediately before the Reorganization;

          4.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

          4.3.4. There is no intercompany indebtedness between the Company and the Trust that was issued or acquired, or will be settled, at a discount; and

          4.3.5. Immediately following consummation of the Reorganization, the Trust will hold the same assets, except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization, and be subject to the same liabilities that the Company held or was subject to immediately prior to the Reorganization. Assets used to pay (i) expenses, and (ii) distributions (other than regular, normal distributions), made by the Company after the date of this Agreement will, in the aggregate, constitute less than one percent (1%) of its net assets.

5.   COVENANTS.

     5.1. As soon as practicable after the date of this Agreement, the Company shall call a meeting of its Shareholders (the "Shareholders Meeting") to consider and act on this Agreement and, in connection therewith, the Reorganization of the Company. The Board of Directors of the Company has declared the advisability of the Reorganization and will recommend that the Shareholders approve this Agreement and, in connection therewith, the Reorganization of the Company with and into the Trust.

     5.2. Prior to the Closing, the Trust shall issue to the Company one Trust Share (which shall, until the Effective Time, constitute the sole issued and outstanding Trust Share) (the "Transition Share"), and shall prepare and distribute to the holder of the Transition Share an information statement in which the Trust shall request such holder to consider and act on this Agreement and, in connection therewith, the reorganization of the Company with and into Trust. The Board of Trustees of the Trust shall recommend that the holder of the Transition Share approve this Agreement and, in connection therewith, the reorganization of the Company with and into the Trust.

     5.3. Prior to Closing, provided that the Shareholders have approved the Agreement, the Company, as holder of the Transition Share, shall vote such share
(i) to elect the Company's directors as the Trust's trustees (to serve for a period of time corresponding to such directors' current term as directors of the Company), except as they may resign or be removed by action of the Trust's trustees or shareholders), (ii) to ratify the selection of the Trust's independent accountants, (iii) to approve the Trust's Investment Advisory Agreement and (iv) to approve the Agreement. Approval by the Shareholders of this Agreement will authorize the Company to vote for the matters set forth in this Section.

     5.4. Prior to the Closing, the Trust shall enter into an Investment Advisory Agreement; and shall enter into or adopt, as appropriate, such other agreements as are necessary for the operation of the Trust as a closed-end management investment company. Each such agreement shall have been approved by the Trust's trustees and, to the extent required by law, by such of those trustees who are not "interested persons" of the Trust (as defined in the 1940
Act) and by the Company as the initial sole shareholder of the Trust.

     5.5. Prior to Closing, the Trust shall file with the SEC an amendment to the Company's Registration Statement on Form N-8A under the 1940 Act (the "Registration Statement"), which will adopt the Company's Registration Statement as the Trust's Registration Statement.

6. CONDITIONS PRECEDENT. The obligations of the Company, and of the Trust will be subject to (a) performance by the other party of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other party contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

     6.1. The Shareholders shall have approved this Agreement and the transactions contemplated by this Agreement in accordance with applicable law. The Company, as holder of the Transition Share, shall have approved this Agreement in accordance with applicable law.

     6.2. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either the Company or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain such consents, orders, and permits would not involve a risk of a material adverse effect on the assets or properties of either the Company or the Trust, provided that either the Company or the Trust may for itself waive any of such conditions.

     6.3. Each of the Company and the Trust shall have received an opinion from Pepper Hamilton LLP as to the federal income tax consequences mentioned below. In rendering such opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters of representation that the Company and the Trust shall use their best efforts to deliver to such counsel) and the certificates delivered pursuant to Section 3.2. Such opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes, the Reorganization will constitute a reorganization within the meaning of section 368(a) of the Code, and the Company and the Trust will be "a party to a reorganization" within the meaning of section 368(b) of the Code.

     6.4. No application to deregister the Company as a registered investment company on Form N-8F has been filed with the SEC.

     6.5. The Trust shall have adopted the Company's Registration Statement under the 1940 Act, as the Trust's Registration Statement.

     6.6. All necessary actions and filings have been made with the NYSE to list the Trust Shares.

     6.7. At any time prior to the Closing, any of the foregoing conditions (except those set forth in Sections 6.1 and 6.3) may be waived by the directors/trustees of either the Company or the Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the Company's Shareholders.

7. EXPENSES. Except as otherwise provided in Section 4.3.3, all expenses incurred in connection with the transactions contemplated by this Agreement will be paid from the assets of the Company or the Trust.

8. ENTIRE AGREEMENT. Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties.

9. AMENDMENT. This Agreement may be amended, modified, or supplemented at any time, notwithstanding its approval by the Shareholders or the holder of the Transition Share, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests or the interests of the holder of the Transition Share.

10. TERMINATION. This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by the Shareholders or the holder of the Transition Share:

     10.1. By either the Company or the Trust (a) in the event of the other party's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before ___________, 2006; or

     10.2. By the parties' mutual agreement.

     10.3. Except as otherwise provided in Section 7, in the event of termination under Sections 10.1(c) or 10.2, there shall be no liability for damages on the part of either the Company or the Trust, to the other.

11. MISCELLANEOUS.

     11.1. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     11.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     11.3. The execution and delivery of this Agreement have been authorized by the Trust's trustees, and this Agreement has been executed and delivered by a duly authorized officer of the Trust in his or her capacity as an officer of the Trust intending to bind the Trust as provided herein, and no officer, trustee or shareholder of the Trust shall be personally liable for the liabilities or obligations of the Trust incurred hereunder.

     11.4. The execution and delivery of this Agreement have been authorized by the Company's directors, and this Agreement has been executed and delivered by a duly authorized officer of the Company in his or her capacity as an officer of the Company intending to bind the Company as provided herein, and no officer, director or Shareholder of the Company shall be personally liable for the liabilities or obligations of the Company incurred hereunder.

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

                                        1838 BOND-DEBENTURE TRADING FUND,
                                        a Delaware corporation


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        RIVUS BOND FUND,
                                        a Delaware statutory trust


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                                   FORM OF PROXY
                                                                   -------------

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                       OF 1838 BOND-DEBENTURE TRADING FUND

P The undersigned hereby appoints Clifford D. Corso, Leonard I. Chubinsky and Richard J. Walz, each of them proxies, with full powers of substitution and
R revocation, to attend the Annual Meeting of Shareholders of 1838 Bond-Debenture Trading Fund on June 13, 2006 and any adjournments thereof
O and thereat to vote all shares which the undersigned would be entitled to vote if personally present, upon the following matters, as set forth in the
X Notice of Annual Meeting of Shareholders, and upon such other business as may properly come before the meeting or any adjournment thereof.
Y
     If more than one of said proxies or their respective substitutes shall be present and vote at said meeting or any adjournment thereof, a majority of them so present and voting (or if only one be present and voting, then that one) shall have and exercise all the powers hereby granted. The undersigned revokes any proxy or proxies heretofore given to vote such shares at said meeting or any adjournment thereof.

     ALL PROXIES WILL BE VOTED, AND WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS NOTED HEREON.

     IF INSTRUCTIONS ARE NOT GIVEN, THIS PROXY WILL BE TREATED AS GRANTING AUTHORITY TO VOTE IN FAVOR OF THE ELECTION OF ALL OF THE NOMINATED DIRECTORS AND EACH SUBSEQUENT PROPOSAL.

     You are encouraged to specify your choices by marking the appropriate boxes on the reverse side, but you need not mark any box with regard to a particular proposal if you wish to vote FOR such proposal. The Proxies cannot vote your shares unless you sign and return this card.



                        FOR all nominees      WITHHOLD authority
                        listed (except as     to vote for all
                        indicated to the      nominees listed
                        contrary below)       hereon.

                         ----------            ----------
1. Election of           |        |            |        |          NOMINEES:
Directors.               |        |            |        |          01. W. Thacher Brown         03. Morris Lloyd, Jr.
                         |        |            |        |          02. John Gilray Christy      04. J. Lawrence Shane
                         ----------            ----------


                                                                 FOR                 AGAINST            ABSTAIN
2.  To approve the removal of a fundamental                  ----------            ----------         ----------
    investment policy with respect to investment             |        |            |        |         |        |
    in the electrical utility industry.                      |        |            |        |         |        |
                                                             |        |            |        |         |        |
                                                             ----------            ----------         ----------

                                                                 FOR                 AGAINST            ABSTAIN
3. To approve an Agreement and Plan of                       ----------            ----------         ----------
   Reorganization that provides for the reorganization       |        |            |        |         |        |
   of the Fund from a Delaware corporation to a Delaware     |        |            |        |         |        |
   statutory trust to be named "Rivus Bond Fund".            |        |            |        |         |        |
                                                             ----------            ----------         ----------

                                                                 FOR                AGAINST            ABSTAIN
4. To ratify the appointment of Tait, Weller & Baker,        ----------            ----------         ----------
   the existing independent accountants of the Fund,         |        |            |        |         |        |
   as the auditors of the Fund.                              |        |            |        |         |        |
                                                             |        |            |        |         |        |
                                                             ----------            ----------         ----------

                                                                 FOR                AGAINST            ABSTAIN
5. In their discretion, the proxies are authorized to        ----------            ----------         ----------
   transact such other business as may properly come         |        |            |        |         |        |
   before the meeting and any adjournments thereof.          |        |            |        |         |        |
                                                             |        |            |        |         |        |
                                                             ----------            ----------         ----------

                                                                 Please sign as name appears hereon. Joint owners
                                                                 should each sign. When signing as attorney,
                                                                 executor, administrator, trustee or guardian,
                                                                 please give full title as such.


                                                                 -------------------------------------------------


                                                                 -------------------------------------------------
                                                                 SIGNATURE(S)                                DATE